UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2021

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On November 5, 2021, Industrial Logistics Properties Trust (the “Company”) issued a press release announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Monmouth Real Estate Investment Corporation, a Maryland corporation (“Monmouth”), and Maple Delaware Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), under which the Company has agreed, subject to the terms and conditions thereof, to acquire Monmouth in an all-cash transaction.  A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

On November 5, 2021, the Company will lead an investor conference call regarding the proposed transaction with Monmouth. A copy of the presentation materials is attached as Exhibit 99.2 and incorporated by reference in this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1 and 99.2, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may” and negative or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon the Company’s present intent, beliefs or expectations, but forward-looking statements and the implications of these statements are not guaranteed to occur and may not occur for various reasons, some of which are beyond the Company’s control. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example:

•	The information in this Current Report on Form 8-K states the Company entered into the Merger Agreement to acquire Monmouth and that such transaction is expected to close in the first half of 2022. The transaction is subject to closing conditions, including obtaining the approval of Monmouth’s stockholders, that may not be met. The transaction may not be completed on the contemplated terms, or at all, or it may be delayed.
•	The information in this Current Report on Form 8-K states the Company expects to finance the acquisition of Monmouth by entering into a joint venture with one or more institutional investors for equity investments of between approximately $430 million and $1.3 billion. However, the Company may not be able to enter such joint venture or obtain such equity investments on favorable terms, and the Company may not be able to find alternative financing in such amount and/or on as favorable terms, if at all. In addition, there are conditions to the funding of the bridge loan facility that may not be satisfied.
•	The information in this Current Report on Form 8-K states the Company expects the debt to Adjusted EBITDAre to be between 6 and 8 times following the closing of the merger and the execution of the financing plan and that the Company expects this acquisition to expand the Company’s growth opportunities and access to capital and drive cash flow growth and long-term shareholder value; however, there can be no assurance in these regards. These expectations are subject to a number of risks and uncertainties that could adversely affect the Company’s business, results of operations and liquidity, including, but not limited to:
o	the impact of economic conditions and the capital markets on the Company and its tenants,
o	competition within the real estate industry, particularly for industrial and logistics properties in those markets in which the Company’s properties are located,
o	the Company’s tenants’ ability and willingness to pay their rent obligations to the Company and the terms of future leases, which may not be as favorable as anticipated,
o	the Company’s ability to refinance Monmouth’s debt or sell certain properties on attractive terms or at all,
o	compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters,
o	limitations imposed on the Company’s business and its ability to satisfy complex rules in order for the Company to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes,
o	actual and potential conflicts of interest with the Company’s related parties, including its managing trustees, The RMR Group Inc. or others affiliated with them, and
o	acts of terrorism, outbreaks of pandemics, including COVID-19, or other manmade or natural disasters beyond the Company’s control.
•	The information in this Current Report on Form 8-K states the Company expects this acquisition to be immediately accretive to Normalized FFO per share; however, for many reasons, including, but not limited to, the Company’s ability to finance the transaction or sell its or Monmouth’s properties on attractive terms, the performance of its or Monmouth’s portfolio, and the impact of asset sales, the merger may not be accretive to Normalized FFO per share at expected levels or at all. Moreover, the ultimate amount of accretion will primarily depend on the size and structure of the joint venture used by the Company to finance the acquisition, and there can be no assurance as to whether the terms of such joint venture will be favorable or whether the Company will use common shares or preferred shares in connection with this transaction.

The information contained in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s periodic reports, or incorporated therein, identifies other important factors that could cause differences from the Company’s forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.SEC.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, the Company does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

No Solicitation

The Company, its directors and executive officers are not soliciting proxies from the stockholders of Monmouth in connection with the proposed transaction and are not participants in the solicitation of proxies by Monmouth, nor is this communication an offer to buy or sell any securities.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 5, 2021
99.2	Investor Presentation dated November 5, 2021
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Dated: November 5, 2021